Inventories	12 Months Ended
Dec. 31, 2019
Inventories.
Inventories

11.   Inventories

Inventories comprise the following at December 31:

	2019	2018
	US$'000	US$'000
Finished goods	158,056	197,982
Raw materials in progress and industrial supplies	140,689	222,912
Other inventories	54,564	34,887
Advances to suppliers	812	1,189
Total	354,121	456,970

During 2019 the Company recognised an expense of $4,295 thousand (2018: $11,376 thousand) in respect of write-downs of inventory to net realisable value. The Company records expense for the write-down of inventories to Cost of sales in the consolidated income statement.

At December 31, 2019, approximately $33 million of inventories in the Company’s subsidiaries in the United States and Canada were pledged forming part of the borrowing base for the North American asset-based revolving credit facility (the “ABL Revolver”). At December 31, 2018, approximately $314 million of inventories were secured as collateral for then outstanding loan agreements.